SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                                (Amendment no. 1)


Filed by the Registrant    [X]
Filed by a party other than the Registrant   [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement [ ] Confidential, for Use of the [X] Definitive Proxy Statement Commission Only (as permitted by [ ] Definitive Additional Materials Rule 14a-6(e)(2)) [ ] Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                                 URS CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 URS CORPORATION
  ------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[ ]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


(1) Title of each class of securities to which transactions applies:

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(2) Aggregate number of securities to which transactions applies:

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(3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ]   Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount previously paid:

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(2)   Form, Schedule or Registration Statement No.:

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(3) Filing party:

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(4) Date filed:

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


                                       February 17, 1998


Dear Stockholder:

                  You are cordially invited to attend the 1998 Annual Meeting of Stockholders on Tuesday, March 24, 1998, beginning at 9:30 A.M. Pacific Standard Time, at the Mandarin Oriental Hotel, 222 Sansome Street, San Francisco, California.

                  Holders of URS Corporation common stock are being asked to vote on all of the matters presented in the attached Notice of Annual Meeting of Stockholders. Whether or not you plan to attend the meeting in person, it is important that your shares of URS Corporation common stock be represented and voted at the meeting. Accordingly, after reading the attached Notice of Annual Meeting and Proxy Statement, please sign and date the enclosed proxy card and mail it in the envelope provided.

                  We hope you can join us on March 24.


                                Very truly yours,

                                /s/ Martin M. Koffel

                                 URS CORPORATION

                        100 California Street, Suite 500
                      San Francisco, California 94111-4529

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 24, 1998

                  The Annual Meeting of Stockholders of URS Corporation will be held on Tuesday, March 24, 1998, at 9:30 A.M., Pacific Standard Time, at the Mandarin Oriental Hotel, 222 Sansome Street, San Francisco, California for the following purposes:

                  1. To elect directors;

                  2. To consider approval of an amendment to the URS Corporation Employee Stock Purchase Plan;

                  3. To consider approval of an amendment to the URS Corporation 1991 Stock Incentive Plan;

                  4. To consider ratification of the selection of Coopers & Lybrand L.L.P. as URS Corporation's independent auditors for fiscal year 1998; and

                  5. To transact such other business as may properly come before the meeting and any adjournment thereof.

                  The Board of Directors has fixed the close of business on February 5, 1998 as the record date for determining the stockholders who will be entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. A complete list of stockholders entitled to vote will be available at the offices of URS Corporation, 100 California Street, Suite 500, San Francisco, California 94111-4529 for ten days prior to the meeting.

                  IF YOU ARE UNABLE TO BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES WILL BE REPRESENTED.


                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             /s/ Kent P. Ainsworth

                                             Kent P. Ainsworth, Secretary



February 17, 1998

                                 URS CORPORATION
                            ------------------------

                                 PROXY STATEMENT

                  The accompanying proxy is solicited by the Board of Directors of URS Corporation, a Delaware corporation (the "Company"), to be used in voting at the Annual Meeting of Stockholders to be held at 9:30 A.M. on Tuesday, March 24, 1998, at the Mandarin Oriental Hotel, 222 Sansome Street, San Francisco, California and at any adjournment of such meeting.

                  The record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof has been fixed at February 5, 1998. As of that date, 14,801,274 shares of the Company's common stock ("Common Stock") were outstanding. Each share of Common Stock is entitled to one vote on all matters presented.

                  Any proxy given may be revoked by a stockholder at any time before it is voted by filing with the Secretary of the Company a notice in writing revoking it, by duly executing a proxy bearing a later date, or by attending and voting in person at the Meeting. Subject to any such revocation, all shares represented at the Meeting by properly executed proxies will be voted in accordance with the specifications on the proxy. If no specification is made, the shares will be voted FOR (i) election of the nominees named herein as Directors, (ii) approval of the amendment of the URS Corporation Employee Stock Purchase Plan, (iii) approval of the amendment of the URS Corporation 1991 Stock Incentive Plan, and (iv) ratification of the selection of Coopers & Lybrand L.L.P. as the independent auditors for the Company for fiscal year 1998.

                  The Company will bear the expense of preparing, printing and mailing this Proxy Statement and the proxies solicited hereby and will reimburse banks, brokerage firms and nominees holding shares of record for their reasonable expenses in forwarding solicitation materials to beneficial owners of such shares. In addition to the solicitation of proxies by mail, officers and regular employees of the Company may communicate with stockholders either in person or by telecommunication for the purpose of soliciting such proxies, but no additional compensation will be paid for such solicitation.

                  This Proxy Statement, the accompanying proxy and the Company's 1997 Annual Report are being sent to stockholders on or about February 13, 1998. A copy of the Company's Annual Report on Form 10-K for its fiscal year ended October 31, 1997 may be obtained upon written request addressed to the Secretary at the Company's principal executive offices located at 100 California Street, Suite 500, San Francisco, California 94111-4529. Copies of the exhibits to the Form 10-K may be obtained upon written request addressed to the Secretary at the above address and the payment of $0.25 per page for photocopying.


                              ELECTION OF DIRECTORS

                  Directors will be elected to hold office until the next annual meeting of stockholders or until their successors shall have been elected. Although Management anticipates that all of the nominees will be able to serve, if any nominee is unable or unwilling to serve at the time of the Meeting, the proxy will be voted for a substitute nominee chosen by Management, or the number of directors to be elected may be reduced in accordance with the Company's By-Laws.

                                       1.

                  All of the  nominees are  presently  directors of the Company.
Set forth below are the names and ages of the nominees, the principal occupation of each nominee at present and for at least the past five years, certain directorships held by each and the year in which each became a director of the Company.


                                                                                                                        Year
                                                                                                                        First
Name of Director              Principal Occupation                                        Age                           Elected
----------------              --------------------                                        ---                           -------
Richard C. Blum               Chairman   and   President,   Richard  C.  Blum  &          62                            1975
                              Associates,  Inc. ("RCBA, Inc."), the sole general
                              partner of Richard C. Blum &  Associates,  L.P., a
                              merchant   banking  firm  ("RCBA,   L.P.");   Vice
                              Chairman of the Board of Directors  and  financial
                              consultant  to the  Company;  Director of National
                              Education  Corporation from 1985 to 1997; Director
                              of Sumitomo Bank of California  from 1987 to 1997;
                              Director of Northwest  Airlines  Corporation since
                              1989;  Director of Shaklee Corporation since 1990;
                              Director of CB Commercial since 1993.


Robert L. Costello            Executive Vice President of URS Greiner  ("URSG"),          46                            1996
                              one   of   the   Company's   principal   operating
                              divisions, since 1996; Vice President and Director
                              of the  Company  since  1996;  Director  and Chief
                              Executive  Officer  of Greiner  Engineering,  Inc.
                              ("GEI") from August 1995 to March 1996;  President
                              and Chief  Operating  Officer of GEI from February
                              1994 to  August  1995;  Vice  President  and Chief
                              Financial  Officer  of GEI from  1987 to  February
                              1994.



Armen                         Senior Vice President, Technology and Systems, GTE          60                            1994
Der Marderosian               Corporation  since 1995;  Executive Vice President
                              and General Manager,  1993 to 1995, GTE Government
                              Systems Corporation.


Admiral S. Robert             Vice President,  Raytheon  International  Inc. and          69                            1994
Foley, Jr., USN (Ret.)        President,  Raytheon  Japan  since  January  1995;
                              Director  of New Japan Radio  Company  since 1995;
                              Vice President, Commercial Marketing and Planning,
                              Raytheon Corporation,  1991 to 1993; Commander-In-
                              Chief,  U.S.  Pacific  Fleet,  United States Navy,
                              1982 to 1985.


Robert D. Glynn, Jr.          President and Chief  Executive  Officer since June          55                            1996
                              1997,  Director  since  December 1996 and Chairman
                              since January 1998 of PG&E  Corporation  (which in
                              January  1997  became  the  holding   company  for
                              Pacific  Gas and  Electric  Company,  Pacific  Gas
                              Transmission   Company   and  PG&E   Enterprises);
                              President, Chief Operating

                                                              2.



                              Officer and Director since 1995 and Chairman since
                              January 1998 of Pacific Gas and Electric  Company;
                              Executive  Vice  President from July 1994 to 1995;
                              Senior Vice President from 1991 to 1994.


Senator J. Bennett            Chairman of Johnston  Development  Co. since 1997;          65                            1997
Johnston                      Chairman of Johnston &  Associates,  L.L.C.  since
                              1997;  United States  Senator (D-LA) 1972 to 1996;
                              Chairman  of the  Senate  Committee  on Energy and
                              Natural  Resources  for eight  years;  Director of
                              Chevron  Corp.  since  1997;  Director of Columbia
                              Energy  Group  since  1997;  Director  of Freeport
                              McMoran Copper and Gold since 1997.


Martin M. Koffel              Chief  Executive  Officer  and  President  of  the          58                            1989
                              Company  since  May  1989;  Chairman  of the Board
                              since June 1989.


Richard B. Madden             Retired Chairman,  since 1994, Chairman, from 1977          68                            1992
                              to 1994, and Chief Executive Officer, from 1971 to
                              1994,   of  Potlatch   Corporation;   Director  of
                              Potlatch  Corporation since 1971; Director of PG&E
                              Corporation   since  1997  and   Pacific  Gas  and
                              Electric  Company  since  1977;  Director  of  CNF
                              Transportation Inc. since 1992.


Jean-Yves Perez               President  of  Woodward-Clyde  ("WC"),  one of the          52                            1997
                              Company's  principal  operating  divisions,  since
                              November 1997; President,  Chief Executive Officer
                              and Director of  Woodward-Clyde  Group,  Inc. from
                              1987   to   November   1997;   President   of  GCH
                              Acquisition    Corporation,    a   subsidiary   of
                              Woodward-Clyde Group, Inc., since 1995.


Richard Q. Praeger            Management and engineering  consultant since 1974;          73                            1970
                              Owner, Transition Books, a book store, since 1979;
                              prior to November  1974,  President,  URS/Madigan-
                              Praeger, Incorporated.


Irwin L. Rosenstein           President  of  URSG,  since  February  1989;  Vice          61                            1989
                              President of the Company since 1987.


Frank S. Waller               Chairman of WC since  November  1997;  Chairman of          61                            1997
                              the Board of Woodward-Clyde  Group, Inc. from 1992
                              to November  1997 and  Director of  Woodward-Clyde
                              Group, Inc. from 1986 to November 1997;  principal
                              of  Woodward-Clyde  Consultants,  a subsidiary  of
                              Woodward-Clyde  Group, Inc., from 1970 to November
                              1997.

                                                             3.



William D. Walsh              President,  Chief  Executive  Officer  and General          67                            1988
                              Partner,  Sequoia Associates, a private investment
                              firm, since 1982; Chairman of the Board since 1996
                              and  Director  from  1994 to 1996 of  Consolidated
                              Freightways Corporation;  Chairman of the Board of
                              Newell   Manufacturing   Corporation   and  Newell
                              Industrial Corporation since 1988; Chairman of the
                              Board of Clayton Group, Inc. since 1996;  Chairman
                              of the  Board of  Golden  Valley  Farms  LLC since
                              1996;  Director  of  Newcourt  Credit  Group since
                              1993;  Director of Basic Vegetable  Products since
                              1990; Director of Crown Vantage,  Inc. since 1996;
                              Director of Unova, Inc. since 1997.


                  During fiscal year 1997, the Board of Directors held five meetings. The Board of Directors has a Compensation/Option Committee, an Audit Committee and a Board Affairs Committee. Each Director attended at least 75 percent of the aggregate of (1) the total number of the meetings of the Board of Directors (held during the period for which he has been a Director) and (2) the total number of meetings held by all the committees of the Board of Directors on which he served (during the periods that he served).

                  The Compensation/Option Committee consists of Mr. Madden, Chairman, and Messrs. Glynn and Walsh. The Compensation/Option Committee held three meetings during fiscal year 1997. The primary responsibilities of the Compensation/Option Committee are to approve remuneration plans and other executive benefits and to administer the incentive compensation plans maintained by the Company and its subsidiaries and the Company's Employee Stock Purchase Plan and the 1991 Stock Incentive Plan.

                  The Audit Committee consists of Mr. Der Marderosian, Chairman, and Senator Johnston, Mr. Praeger and Admiral Foley. The Audit Committee held two meetings during fiscal year 1997. The primary responsibilities of the Audit Committee are to direct and approve the scope of the auditors' annual examination of the Company's consolidated financial statements, review with the auditors the results for the year, discuss any outstanding issues with the auditors and approve the auditor's fee.

                  The Board Affairs Committee (previously called the Nominating Committee) consists of Mr. Walsh, Chairman, and Messrs. Koffel and Madden. The Board Affairs Committee held two meetings during fiscal year 1997. The primary responsibilities of the Board Affairs Committee are to identify, evaluate, review and recommend qualified candidates to the entire Board of Directors, to recommend to the Board of Directors prior to each annual meeting of stockholders (or other meeting of stockholders at which Directors are to be elected) a slate of nominees, to recommend an individual or individuals to fill any vacancy on the Board of Directors, and to make an annual assessment of the performance of the Board of Directors (including committees) and present the results to the Board of Directors with any recommendations to improve the effectiveness or the balance of expertise of the members. The Board Affairs Committee also has responsibility to conduct periodic reviews of the Company's corporate governance guidelines and other corporate governance issues that may, from time to time, merit consideration by the entire Board of Directors. The Board Affairs Committee will consider

                                       4.

nominees recommended by security holders. Any security holder who wishes to recommend a nominee for membership on the Company's Board of Directors must submit such nomination in writing to Mr. William D. Walsh, Chairman of the Board Affairs Committee, in care of the Company at its principal executive offices. All such nominations will be thoroughly reviewed by the Board Affairs Committee.

                                       5.

                             EXECUTIVE COMPENSATION

Report of the Compensation/Option Committee On Executive Compensation

                  The Compensation/Option Committee (the "Committee") has the responsibility, under delegated authority from the Company's Board of Directors, for developing, administering and monitoring the executive compensation policies of the Company in the long term interests of the Company and its stockholders. The Committee is composed solely of independent non-employee Directors of the Company. In fulfilling its responsibilities, the Committee has used the services of independent compensation consultants.

                  With the approval of the Committee, the Company has developed compensation plans and programs designed to attract and retain qualified key executives and senior managers critical to the Company's success, and also to provide such executives and managers with performance-based incentives clearly tied to Company profitability and stockholder returns. Compensation of the Company's executives, including the Chief Executive Officer, consists of three basic components: base compensation, annual bonuses and long-term incentive awards.

                  Base Compensation

                  Officer base compensation is established through negotiation between the Company and the executive at the time the executive is first hired, subject to Committee approval. Officer base salaries are currently regularly reviewed and adjusted as needed based on individual performance and competitive practices.

                  Of the Company's senior executives named in the following Summary Compensation Table (collectively the "Named Executives"), Messrs. Koffel, Rosenstein, Ainsworth and Costello have received employment contracts which provide for a minimum base salary and other base compensation benefits (see "Employment Agreements"). Under such contracts, base salaries are subject to periodic review and possible increase by the Committee, but cannot be decreased without the Named Executive's consent. Base salaries of all other executives and senior managers are subject to periodic review and increase or decrease by the Company's Chief Executive Officer at his option, within the overall framework of the compensation policies established by the Committee.

                  When establishing or reviewing base compensation levels for the Named Executives, the Committee considers numerous factors, including but not limited to the following: (i) the qualifications of the executive; (ii) whether the base compensation is within a reasonable range of executive pay levels at other publicly and privately-held companies which potentially compete with the Company for business and executive talent; (iii) the financial performance  of those  companies  relative to the  Company;  (iv) the  Company's strategic goals for which the executive has responsibility, and (v) the recommendations of the Company's Chief Executive Officer (except with respect to his own base compensation). While the Committee, as discussed above, considers prevailing compensation levels and practices at other publicly and privately-held companies, such companies are not necessarily those identified in the stockholder return peer group discussed in the "Stockholder Return Chart" below because the Company competes for executive talent with numerous companies outside that peer group.

                                       6.

                  Annual Bonus Programs

                  In addition to base compensation, each of the Company's executives and selected senior managers, including the Named Executives, participate in either the annual URS Corporation Incentive Compensation Plan (the "URS Plan") or the annual URS Greiner Incentive Compensation Plan (the "URS Greiner Plan"). Under these plans, participating executives and senior managers ("Participants") can earn annual bonuses based on a formula tied to certain predefined financial performance targets. Each Participant is assigned a "Target Bonus" at the beginning of the plan year expressed as a percentage of his or her base salary. If the financial performance targets are met, each Participant's bonus is equal to the Target Bonus. If performance targets are not met, bonuses are determined as a declining percentage of Target Bonuses depending on the extent of the shortfall. No bonus is paid under the plan if the Company fails to achieve a predefined minimum performance levels. Conversely, if performance targets are exceeded, then each Participant can earn a bonus in excess of the Target Bonus determined by the extent of the performance in excess of target, up to a maximum of two times the Target Bonus.

                  Mr. Koffel's Target Bonus is established by contract at 60 percent of his base salary. Target bonuses for the other Named Executives and the other Participants are established annually by the Chief Executive Officer within the overall framework of the compensation policies established by the Committee. For the Named Executives, Target Bonuses currently range from 20 percent to 60 percent of base salary.

                  Financial performance targets are initially developed by the Chief Executive Officer and are approved by the Committee. Under the URS Plan, the financial measurement used to gauge individual performance is the Company's fiscal year net income. Under the URS Greiner Plan, measurements of operating profit contribution, cash flow and new contracts are applied to the financial performance of the operating division or unit for which the Participant has management responsibility. However, increasing emphasis is placed on Company-wide financial performance as the Participants' responsibilities increase. Overall financial performance thresholds must be met before any bonuses can be earned at all participation levels.

                  Long-Term Incentive Awards

                  The Company has also adopted the 1991 Stock Incentive Plan, as amended (the "1991 Plan"), to provide executives and other key employees with incentives to maximize stockholder value. At the Company's annual meeting of stockholders held on March 25, 1997, the Company's stockholders approved amendments to the 1991 Plan providing for an additional 750,000 shares to be available for grants under the 1991 Plan. At that time, the Company believed that this increase would be sufficient to cover anticipated grants to employees for the following three years (absent unusual circumstances). In November 1997 the Company acquired Woodward-Clyde Group, Inc ("WC"), which increased the number of the Company's employees from approximately 3,300 to approximately 6,000. This increase in the number of employees means that the additional 750,000 shares available for grants approved at the March 25, 1997 annual meeting of stockholders are now insufficient to cover grants made (or to be made) during the originally-projected three year period following the date of such meeting. Accordingly, on December 18, 1997, the Board of Directors approved an amendment to the 1991 Plan, subject to the approval of the Company's stockholders, to increase the number of shares available for grants under the 1991 Plan by 1,000,000 shares.

                                       7.

                  Awards under the 1991 Plan can be either stock options or restricted stock, which are designed both to encourage recipients to focus on critical long-range objectives and award recipients with an equity stake in the Company, thereby closely aligning their interests with those of the Company's stockholders. Restricted stock grants are generally reserved for key technical talent and options are typically used for the Company's key managers and executives.

                  Recipients generally fall into five different groups: corporate management, division managers, office managers, key technical staff, and key administrative staff, and the size of awards are generally consistent within each of these groups. The Committee periodically considers whether to approve specific awards under the 1991 Plan based on the recommendations of the Chief Executive Officer, who recommends the timing and size of awards. Factors considered include the executive's or key employee's position in the Company, his or her performance and responsibilities, and long-term incentive award levels of comparable executives and key employees at companies which compete with the Company for talented executives and managers. However, the 1991 Plan does not provide any formulaic method for weighing these factors, and a decision to grant an award is primarily based upon the future anticipated performance and responsibilities of the individual in question. Finally, the Committee weighs how much grants under long-term stockholder plans can potentially dilute the Company's outstanding common stock in comparison to other publicly-traded companies which potentially compete with the Company for business and executive talent.

                  Chief Executive Officer Compensation

                  The compensation of Mr. Koffel during fiscal year 1997 was determined on the same basis as discussed above for certain of the Named
Executives: he received his base salary under the terms of his employment agreement, he participated in the 1997 URS Plan with a Target Bonus of 60 percent of his base salary, and he received a grant of 36,000 options under the 1991 Plan. The Company's financial performance in fiscal year 1997 exceeded planned levels. As a result of this performance, Mr. Koffel received a bonus of $446,644 under the payout formula of the 1997 URS Plan. On December 16, 1997, the Committee approved an increase to Mr. Koffel's base compensation from $415,000 to $500,000 per year, in recognition of both the Company's performance and its increased size following the acquisition of WC.

                  In order to provide an additional financial incentive for Mr. Koffel to remain employed by the Company for the next five years, on December 16, 1997 the Committee awarded him 50,000 shares of restricted stock. These shares vest over the last three years of a five year vesting schedule. No shares will vest on the first and second anniversaries of the grant, 16,666 shares will vest on the third anniversary of the grant, 16,666 shares will vest on the fourth anniversary of the grant and the final 16,667 shares will vest on the fifth anniversary of the grant.

                  On December 16, 1997, the Committee also made a contingent grant of up to 50,000 shares of Performance Restricted Stock to Mr. Koffel. The purpose of this contingent grant is to help retain Mr. Koffel and to provide additional incentives to deliver superior Company financial performance and stockholder returns. The exact number of shares of Performance Restricted Stock earned by Mr. Koffel will be based on the Company's cumulative total returns to its stockholders over the three, four and five year periods ending December 16, 2000, December 16, 2001 and December 16, 2002. For each period, 1/3, 2/3 and all of the 50,000 shares, respectively, will be earned cumulatively if annual stockholder returns during the period equal or exceed twelve percent, no shares will be earned if annual stockholder returns are less than eight percent, and a prorated portion of the shares will be earned if annual stockholder returns are more than eight percent but less than twelve percent.

                                       8.

                  Tax Deductibility of Executive Compensation

                  Section 162 (m) of the Internal Revenue Code of 1986, as amended (the "Code"), which was added to the Code by the Omnibus Budget
Reconciliation Act of 1993, precludes the deduction by a publicly held corporation for compensation paid to certain employees to the extent that such compensation exceeds $1,000,000, except for compensation paid under a written binding contract in existence on February 17, 1993. The Internal Revenue Service has issued regulations for Section 162(m), which provide that qualified performance-based compensation will not be subject to the deduction limit if (i) it is payable solely on account of the attainment of preestablished, objective performance goals, (ii) the performance goals are established by a compensation committee composed solely of two or more "outside-directors", (iii) the material terms of the compensation and the performance goals are disclosed to and approved by stockholders before payment, and (iv) the compensation committee certifies that the performance goals have been satisfied before payment. Because the Committee did not approve any executive compensation in fiscal year 1997 which was within the scope of Section 162(m) of the Code, the regulations do not affect the preparation of the Company's tax filings for fiscal year 1997. However, in the event that in the future the Committee anticipates that any compensation to be paid by the Company might fall within the scope of Section 162(m) of the Code, the Committee anticipates that it would take steps so that the Company's performance-based compensation would prospectively meet Section 162(m) requirements where it deems appropriate.

Respectfully Submitted,

THE COMPENSATION/OPTION COMMITTEE

Richard B. Madden, Chairman
Robert D. Glynn, Jr.
William D. Walsh


Compensation and Option/SAR Tables

         The following tables set forth certain information regarding the salary and benefits paid by the Company during each of the three most recent fiscal years, and options granted by the Company in the most recent fiscal year, to its Chief Executive Officer and its four most highly compensated executive officers (other than the Chief Executive Officer) for services rendered to the Company and its subsidiaries.

                                       9.

                                   SUMMARY COMPENSATION TABLE


                                                              Annual Compensation
                                                      ------------------------------------


                                                                                    Other
                                                                                    Annual
                       Principal                                                    Compen-
Name                   Position            Year       Salary          Bonus         sation(1)
------               ------------          ----       --------       --------       ------
                                                        ($)            ($)            ($)
Martin M.            Chairman of the       1997       $415,000       $446,644       $2,712
Koffel               Board; Chief          1996       $410,000       $492,000       $3,235
                     Executive Officer;    1995       $385,000       $280,261       $1,585
                     President

Irwin L.             Vice President        1997       $315,000       $214,498       $  929
Rosenstein                                 1996       $312,513       $242,800       $  375
                                           1995       $300,000       $190,659       $1,190

Robert L.            Vice President        1997       $250,000       $149,445       $    0
Costello                                   1996       $178,082       $ 81,104       $    0
                                           (5)

Kent P.              Executive Vice        1997       $220,000       $157,850       $    0
Ainsworth            President;            1996       $212,083       $169,666       $    0
                     Chief Financial       1995       $188,986       $ 94,633       $    0
                     Officer; Secretary

Joseph Masters       Vice President,       1997       $154,204       $ 55,132       $    0
                     General Counsel       1996       $138,333       $ 55,334       $    0
                                           1995       $130,000       $ 31,544       $    0


                               Long Term Compensation
---------------------------------------------------------
                            Awards                Payouts
---------------------------------------------------------
                                  Securities
                Restricted        Underlying                     All Other
                  Stock            Options/        LTIP           Compen-
Name              Award(s)(2)        SARs         Payouts         sation
------           --------          --------       -------        ---------
                    ($)              (#)           ($)              ($)
Martin M.           $0              36,000          $0             $42,146(3)
Koffel              $0              18,000          $0             $41,583
                    $0              25,000          $0             $40,775


Irwin L.            $0              24,000          $0             $13,529(4)
Rosenstein          $0              12,000          $0             $14,785
                    $0              25,000          $0             $13,270

Robert L.           $0               7,500          $0              $1,600(6)
Costello            $0              50,000          $0            $203,830


Kent P.             $0              20,000          $0              $1,500(7)
Ainsworth           $0               4,800          $0              $1,500
                    $0              12,000          $0              $1,500


Joseph Masters      $0              15,000          $0              $1,100(8)
                    $0               2,400          $0              $1,100
                    $0               2,400          $0              $1,100

================================================================================
(1) The amounts in this column primarily represent automobile allowances. (2) The aggregate number and value as of October 31, 1997 of each of the Named
     Executive's restricted share holdings are as follows: Mr. Koffel, zero (0) shares, $0; Mr. Rosenstein, zero (0) shares, $0; Mr. Costello, zero (0) shares, $0; Mr. Ainsworth, 7,500 shares, $43,125; Mr. Masters, zero (0) shares, $0. Mr. Ainsworth's shares vested in 1995.
(3) Consists of matching contributions of $1,600 paid pursuant to the Company's Defined Contribution Plan, a $1,684 cost of living adjustment to amounts previously credited under the Company's Selected Executives Deferred Compensation Plan, and $12,312 of term life insurance premiums and $26,550 of disability insurance premiums paid pursuant to Mr. Koffel's employment agreement (see "Employment Agreements").
(4) Consists of matching contributions of $1,600 paid by the Company pursuant to the Company's Defined Contribution Plan, $6,058 paid by the Company for the surrender of accrued vacation time, a $3,492 cost of living adjustment to amounts previously credited under the Company's Selected Executives Deferred Compensation Plan and $2,379 for life and disability insurance premiums.
(5) Mr. Costello has been employed by the Company since March 29, 1996. (6) Consists of matching contributions of $1,600 paid by the Company pursuant to the Company's Defined Contribution Plan.
(7) Consists of matching contributions of $1,500 paid by the Company pursuant to the Company's Defined Contribution Plan.
(8) Consists of matching contributions of $1,100 paid by the Company pursuant to the Company's Defined Contribution Plan.

                                      10.

                      Option/SAR Grants In Last Fiscal Year
                                                -------------------------------------

                                                                                                            Potential Realizable
                                                                                                              Value at Assumed
                                                                                                              Annual Rates of
                                                                                                                Stock Price
                                                                                                                Appreciation
                                          Individual Grants                                                   for Option Term
       ----------------------------------------------------------------------------------------            -----------------------
                            Number of            % of Total
                            Securities          Options/SARs
                            Underlying           Granted to          Exercise or
                           Options/SARs         Employees in         Base Price         Expiration
        Name               Granted (#)           Fiscal Year           ($/Sh)              Date            5% ($)          10% ($)
       ------              -----------           -----------           ------              ----            ------          -------
M. M. Koffel                  36,000                12.8%              $10.50            3/25/2007        237,722           602,435

I. L. Rosenstein              24,000                 8.6%              $10.50            3/25/2007        158,481           401,623

R.L. Costello                  7,500                 2.7%              $10.50            3/25/2007         49,525           125,507

K. P. Ainsworth               20,000                 7.1%              $10.50            3/25/2007        132,068           334,686

J. Masters                     5,000                 1.8%              $10.50            3/25/2007         33,017            83,671

                              10,000                 3.6%              $13.625           7/15/2007         85,687           217,147



               Aggregated Option/SAR Exercises In Last Fiscal Year
                          and FY-End Option/SAR Values

                                                                                    Number of
                                                                                   Securities                  Value of
                                                                                   Underlying                Unexercised
                                                                                   Unexercised               In-the-Money
                                                                                 Options/SARs at           Options/SARs at
                                                                                   FY-End (#)               FY-End ($)(1)

                                Shares Acquired               Value               Exercisable/               Exercisable/
         Name                     On Exercise               Realized              Unexercisable              Unexercisable
         ----                     -----------               --------              -------------              -------------
                                      (#)                      ($)
M. M. Koffel                           0                       $0                    442,000                  $5,172,230
                                                                                      36,000                  $  193,680

I. L. Rosenstein                       0                       $0                    121,500                  $1,012,120
                                                                                      32,000                  $  202,160

R.L. Costello                          0                       $0                     16,666                  $  152,160
                                                                                      40,834                  $  344,689

K. P. Ainsworth                        0                       $0                     86,800                  $  707,284
                                                                                      20,000                  $  107,600

J. Masters                             0                       $0                      7,900                  $   71,852
                                                                                      17,400                  $   72,212


(1)  Based on 1997 fiscal year-end share price equal to $15.88.

                                       11.

Directors' Remuneration

                  During fiscal year 1997, the non-employee members of the Company's Board of Directors received the stock fee described below, an annual cash fee of $15,000 plus an attendance fee of $2,000 for each Board of Directors meeting attended in person, and a fee of $500 for participation in any Board of Directors meeting by telephone. Non-employee Directors who are members of a committee of the Board received $625 for each committee meeting attended in person, and a fee of $500 for participation in any committee meeting by telephone. The Chairman of the committee received an additional $625 per meeting. Employee members of the Board of Directors did not receive any such fees.

                  Pursuant to the terms of the Non-Executive Directors Stock Grant Plan (the "Non- Executive Directors Plan") approved at the Company's annual meeting of stockholders held on March 25, 1997, each non-employee member of the Company's Board of Directors (currently Messrs. Blum, Der Marderosian, Glynn, Madden, Praeger and Walsh, Admiral Foley and Senator Johnston) who is reelected to serve as a Director at each annual stockholder meeting also receives a grant of Common Stock at such meeting. The Non-Executive Directors Plan originally provided that each non-employee Director would receive that number of shares of Common Stock determined by dividing $15,000 by the closing price of the Common Stock on the date of the Company's annual meeting of stockholders, rounded down to the nearest whole share; on December 16, 1997 the Board of Directors amended the Non-Executive Directors Plan to increase the numerator to $25,000. Prior to the approval of the Non-Executive Directors Plan, upon the conclusion of each annual meeting of stockholders, each non-employee Director who was reelected to serve as a Director automatically received an option to purchase 1,000 shares under the 1991 Plan (such annual grants of options to non-employee Directors were eliminated pursuant to the amended and restated 1991 Plan approved at the Company's annual meeting of stockholders held on March 25, 1997).

                  Non-employee Directors who were elected prior to December 17, 1996 also are entitled to participate, at the Company's expense, in a medical benefit plan. Based upon the Company's costs, the annualized monetary value of this benefit to those non-employee Directors participating in fiscal year 1997 was $4,883. The Company also maintains a policy whereby non-employee Directors may be hired on an as-needed basis from time to time as consultants for special projects at the rate of up to $3,000 per day (plus reasonable expenses) upon the recommendation of the Chairman of the Board or any officer designated by the Chairman of the Board.

Certain Relationships and Related Transactions

                  Richard C. Blum, a Director of the Company, receives $60,000 per year for services provided under a consulting agreement with the Company. In addition, the Company pays $90,000 per year to RCBA, L.P. under a separate consulting agreement. The Company may terminate these consulting agreements at any time. Mr. Blum is the majority stockholder of RCBA, Inc. RCBA, Inc., in its capacity as the sole general partner of RCBA, L.P., indirectly through several entities, holds 2,933,888 shares, or approximately 20 percent, of the outstanding Common Stock.

Employment Agreements

Martin M. Koffel

                  Mr. Koffel has an evergreen employment agreement with the Company, executed in December 1991, under which Mr. Koffel received an annual base salary of $385,000 through

                                       12.

December 17, 1995, and $415,000 from December 18, 1995 through December 31, 1997. On December 16, 1997, the Compensation/Option Committee (the "Committee") approved an increase in Mr. Koffel's base compensation, effective January 1, 1998, to $500,000 per year. The agreement also provides that Mr. Koffel is eligible for a target bonus equal to 60 percent of his base salary.

                  On December 16, 1997, the Committee also awarded Mr. Koffel 50,000 shares of restricted stock under the terms of the 1991 Plan, 16,666 of which will vest on December 16, 2000, 16,666 of which will vest on December 16, 2001 and 16,667 of which will vest on December 16, 2002. The Committee also made a contingent grant to Mr. Koffel of up to 50,000 shares of performance restricted stock. The exact number of shares of such performance restricted stock earned by Mr. Koffel will be based on the Company's cumulative total returns to its stockholders over the three, four and five year periods ending December 16, 2000, December 16, 2001 and December 16, 2002. For each period, 1/3, 2/3 and all of the 50,000 shares, respectively, will be earned cumulatively if annual stockholder returns during the period equal or exceed twelve percent, no shares will be earned if annual stockholder returns are less than eight percent, and a prorated portion of the shares will be earned if annual stockholder returns are more than eight percent but less than twelve percent.

                  Mr. Koffel's employment agreement obligates the Company to reimburse Mr. Koffel for the cost of maintaining disability insurance providing monthly benefits of not less than $10,000 in the event of his disability and provides for certain supplemental life insurance benefits which currently are in the form of a $1,155,000 term life insurance policy. If Mr. Koffel's employment is terminated by the Company without cause (other than by reason of death or disability), the Company must pay a severance payment equal to 150 percent of his then current base salary and his then current target bonus. If Mr. Koffel voluntarily resigns his employment within one year following a "Change in Control" (see below), or if Mr. Koffel is terminated for any reason other than for cause at any time after a Change of Control, he becomes entitled to a special severance payment equal to 300 percent the sum of his then current base salary and his then current target bonus. In addition, all awards held by Mr. Koffel under any of the Company's incentive, deferred compensation, bonus, stock and similar plans, to the extent unvested, will become vested immediately upon a Change in Control. A "Change in Control" is defined in the agreement to include
(i) a change  in  control  required  to be  reported  pursuant  to Item  6(e) of
Schedule 14A of Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or (ii) any person acquiring 20 percent or more of the voting power of the Company or (iii) more than two-thirds of the Directors not having served on the Board for 24 months prior to the Change in Control. On or about May 10, 1996, Heartland Advisors, Inc. ("Heartland"), one of the
Company's stockholders, purchased additional shares of Common Stock, which increased Heartland's ownership of outstanding Common Stock from approximately 19 percent to approximately 22 percent (the "Heartland Transaction"), resulting in a technical Change of Control under Mr. Koffel's employment agreement and the terms of the 1991 Plan. As a result, the special severance payment will now be payable to Mr. Koffel if he is terminated for any reason other than for cause at any time during the term of his employment agreement. In addition, the options previously granted to Mr. Koffel in 1994, 1995 and 1996 under the 1991 Plan are now fully vested.

                  Under the terms of an earlier employment agreement executed in May 1989, Mr. Koffel was granted SARs on 15,000 shares of Common Stock at the base price of $28.75 which expire upon the earlier of May 9, 1999 or the termination of Mr. Koffel's employment with the Company. At the Company's option, Mr. Koffel's SARs may at any time be replaced with options to purchase Common Stock on the same economic basis as the SARs. The SARs are fully vested.

                                       13.

Irwin L. Rosenstein

                  Mr. Rosenstein has an evergreen employment agreement with URSG, executed in August 1991, under which Mr. Rosenstein received an annual base salary of not less than $300,000 from March 2, 1992 through December 17, 1995. On December 16, 1997, the Committee increased Mr. Rosenstein's annual base salary, effective January 1, 1998, to $346,500. The agreement also obligates the Company to maintain a $400,000 term life insurance policy for Mr. Rosenstein and disability insurance providing him with benefits of at least $7,000 per month in the event of his disability. If Mr. Rosenstein's employment is terminated by the Company without cause (other than by reason of death or disability) or he voluntarily resigns his employment in the event that his salary is reduced, he is entitled to continuation of his base salary for one year (or until normal retirement at age 65, if less). Under the agreement, as amended, if Mr.
Rosenstein ceases to be employed by the Company within one year following a "Change of Control" (see below), Mr. Rosenstein will be entitled to receive a severance payment equal to 200 percent of his then current base salary. A "Change in Control" is defined in Mr. Rosenstein's agreement as the acquisition by any person of 51 percent of more of URSG's or the Company's then current outstanding securities having the right to vote at elections of Directors. The Heartland Transaction did not result in a Change of Control under Mr. Rosenstein's employment agreement, but resulted in a technical "change of control" under certain stock options granted to Mr. Rosenstein in 1995 under the 1991 Plan. As a result, such options are now fully vested.

                  Under the terms of an earlier employment agreement executed in February 1989, Mr. Rosenstein was granted SARs on 7,500 shares at the base price of $27.50 which expire upon the earlier of February 24, 1999 or the termination of Mr. Rosenstein's employment with the Company. At the Company's option, Mr. Rosenstein's SARs may at any time be replaced with options to purchase Common Stock on the same economic basis as the SARs. The SARs are fully vested.

Robert L. Costello

                  Mr. Costello has an employment agreement with Greiner, Inc. ("Greiner"), a wholly-owned subsidiary of the Company, executed in March 1996, which provides for a term of three years (unless terminated earlier as provided therein), under which Mr. Costello receives an annual base salary of not less than $250,000. On December 16, 1997, the Committee increased Mr. Costello's annual base salary, effective January 1, 1998, to $262,500. If Mr. Costello's employment is terminated by Greiner without cause (other than by reason of death or disability) or Mr. Costello voluntarily resigns his employment in the event that his salary is reduced or Greiner has breached its obligation to employ Mr. Costello in an executive position as described in the agreement, Greiner must pay a severance payment equal to 100 percent of his then current base salary less base salary paid to Mr. Costello for any period up to one month between the date of termination and the date that notice thereof is given plus any accrued and unpaid vacation at the time of such termination. Under the agreement, if Mr. Costello ceases to be employed by the Company within one year following a "Change of Control" (see below), Mr. Costello will be entitled to receive a severance payment equal to 200 percent of his then current base salary. A "Change in Control" is defined in Mr. Costello's agreement as the acquisition by any person of 51 percent of more of Greiner's or the Company's then current outstanding securities having the right to vote at elections of Directors. The Heartland Transaction did not result in a Change of Control under Mr. Costello's employment agreement.

                                       14.

Kent P. Ainsworth

                  Mr. Ainsworth executed an evergreen employment agreement with the Company in May 1991 following his employment as the Company's Vice President and Chief Financial Officer in January 1991. Under this employment agreement, Mr. Ainsworth received an annual base salary of $165,000 from February 24, 1992 through March 22, 1993, $185,000 through December 14, 1994, $195,000 through December 17, 1995, $205,000 through March 28, 1996, and $220,000 through
December 31, 1997. On December 16, 1997, the Committee approved an increase in Mr. Ainsworth's base compensation, effective January 1, 1998, to $275,000 per year.

                  On December 16, 1997, the Committee also awarded Mr. Ainsworth 25,000 shares of restricted stock under the terms of the 1991 Plan, 8,333 of which will vest on December 16, 2000, 8,333 of which will vest on December 16, 2001 and 8,334 of which will vest on December 16, 2002. The Committee also made a contingent grant to Mr. Ainsworth of up to 25,000 shares of performance restricted stock. The exact number of shares of such performance restricted stock earned by Mr. Ainsworth will be based on the Company's cumulative total returns to its stockholders over the three, four and five year periods ending December 16, 2000, December 16, 2001 and December 16, 2002. For each period, 1/3, 2/3 and all of the 25,000 shares, respectively, will be earned cumulatively if annual stockholder returns during the period equal or exceed twelve percent, no shares will be earned if annual stockholder returns are less than eight percent, and a prorated portion of the shares will be earned if annual stockholder returns are more than eight percent but less than twelve percent.

                  Under the terms of his employment agreement, if Mr. Ainsworth's employment is terminated by the Company without cause (other than by reason of death or disability), he is entitled to continuation of his base salary for one year (or until normal retirement at age 65, if less). If Mr. Ainsworth voluntarily resigns his employment for specified reasons within one year following a "Change in Control" (as defined above in the description of Mr. Koffel's employment agreement), or if Mr. Ainsworth is terminated for any reason at any time after a Change of Control, he becomes entitled to a special severance payment equal to 280 percent of his then current base salary (reduced pro rata if such termination occurs within two years prior to normal retirement). In addition, all awards held by Mr. Ainsworth under any of the Company's incentive, deferred compensation, bonus, stock and similar plans, to the extent unvested, will become vested immediately upon a Change of Control. The Heartland Transaction resulted in a technical Change of Control under Mr. Ainsworth's employment agreement and the terms of the 1991 Plan. As a result, the special severance payment will now be payable to Mr. Ainsworth if he is terminated for any reason other than cause at any time during the term of his employment agreement. In addition, the options previously granted to Mr. Ainsworth in 1994, 1995 and 1996 under the 1991 Plan are now fully vested.

Joseph Masters

                  Mr. Masters does not have a written employment agreement with the Company. Mr. Masters's compensation is reviewed and established periodically by the Committee. On March 10, 1997, the Committee increased Mr. Masters's annual base salary to $150,000 and on July 15, 1997, the Committee increased Mr. Masters's annual base salary to $165,000. Mr. Masters has a severance agreement with the Company, executed on November 22, 1993, which provides that if Mr. Masters is terminated by the Company at any time during the term of the agreement other than for cause, or if Mr. Masters voluntarily leaves for specified reasons within one year following a "Change of Control" (as defined above in the description of Mr. Koffel's employment agreement), he will be entitled to receive his base salary and participate in any insurance plans maintained by the Company during a severance

                                       15.

period commencing on the date his employment terminates and ending on the earlier of six months thereafter or his death.

Stockholder Return Charts

                  The following chart compares the cumulative total  stockholder returns (including  reinvested dividends) from a $100 investment in Common Stock for the last five fiscal years  compared to the  cumulative  total return of the
Standard  & Poor's  500 index  and a  weighted  peer  index.  The peer  index is comprised of the following companies:
                  Dames & Moore                              Emcon Associates
                  Fluor Daniel GTI                           Salient 3 Communications, Inc.
                  Harding Lawson Associates                  ICF Kaiser International, Inc.
                  International Technology Corporation       Jacobs Engineering Group
                  Michael Baker Corporation                  Roy F. Weston
                  Stone & Webster                            STV Group

                  In 1997, Gilbert Associates changed its name to "Salient 3 Communications, Inc."


                  [The following descriptive data is supplied in accordance with Rule 304(b) of Regulation S-T]

               10/31/92  10/31/93  10/31/94   10/31/95  10/31/96  10/31/97
--------------------------------------------------------------------------------
Peer Group       $100      $90        $83       $83       $78       $95
URS Corp.        $100      $67        $79       $88      $117      $219
S&P 500          $100     $115       $119      $151      $187      $247


                                       16.

                                 STOCK OWNERSHIP

                  The following table contains information as of February 5, 1998 as to the beneficial ownership of the Common Stock, including Common Stock obtainable upon exercise of stock options exercisable on or prior to March 15, 1998, by (i) each person owning beneficially more than five percent of the Common Stock; (ii) each Director and nominee for Director; and (iii) the executive officers. To the Company's knowledge, the persons named in the table have sole voting and investment power with respect to all Common Stock shown as beneficially owned by them, subject to applicable community property laws and except as otherwise noted.

Name and Address                                     Number of Shares                   Percent of Class (1)
------------------------------------------------------------------------------------------------------------
Richard C. Blum & Associates, L.P.
    909 Montgomery Street
    San Francisco, CA  94133
         (directly)(2)                                       996  shares                  Less than 1%

         (through the following
         entities) (3):

         BK Capital Partners I, L.P.                     508,265  shares                         3.43%

         BK Capital Partners II, L.P.                    521,415  shares                         3.52%

         BK Capital Partners III, L.P.                   364,037  shares                         2.46%

         BK Capital Partners IV, L.P.                    461,195  shares                         3.12%

         The Common Fund                               1,077,980  shares                         7.28%

Heartland Advisors, Inc.                               1,663,195  shares                        11.24%
  790 North Milwaukee Street
  Milwaukee, WI  53202

FMR Corp.                                              1,183,578  shares                         8.00%
  82 Devonshire Street
  Boston, MA  02109-3614

Richard C. Blum (4)                                       21,287  shares                  Less than 1%

Robert L. Costello (5)                                    20,486  shares                  Less than 1%

Armen Der Marderosian (6)                                  3,446  shares                  Less than 1%

Admiral S. Robert Foley,
Jr., USN (Ret.) (7)                                       10,000  shares                  Less than 1%

Robert D. Glynn, Jr. (7)                                   1,546  shares                  Less than 1%

                                                   17.




Name and Address                                     Number of Shares                   Percent of Class (1)
------------------------------------------------------------------------------------------------------------

J. Bennett Johnston (7)                                    1,446  shares                  Less than 1%

Martin M. Koffel (8)                                     477,000  shares                         3.22%

Richard B. Madden (9)                                     10,446  shares                  Less than 1%

Jean-Yves Perez (7)                                      118,711  shares                  Less than 1%

Richard Q. Praeger (10)                                   15,657  shares                  Less than 1%

Irwin L. Rosenstein (11)                                 116,114  shares                  Less than 1%

Frank S. Waller (7)                                       86,208  shares                  Less than 1%

William D. Walsh (12)                                     25,500  shares                  Less than 1%

Kent P. Ainsworth (13)                                   119,300  shares                  Less than 1%

Joseph Masters (14)                                        8,001  shares                  Less than 1%

Robert K. Wilson (15)                                    116,412  shares                  Less than 1%

All Officers and Directors                             4,085,448  shares                        26.38%
as a group (16 persons)(16)

--------------------------

(1) Percentages are calculated with respect to a holder of options exercisable prior to March 15, 1998 as if such holder had exercised its options. Option shares held by other holders are not included in the percentage calculation with respect to any other stockholder.

(2) Richard C. Blum is the President, Chief Executive Officer and majority stockholder of RCBA, Inc.

(3) RCBA, Inc. is the sole general partner of RCBA, L.P., which is, in turn, the sole general partner of BK Capital Partners I, a California Limited Partnership, BK Capital Partners II, a California Limited Partnership, BK Capital Partners III, a California Limited Partnership, and BK Capital Partners IV, a California Limited Partnership, the address of each of which is 909 Montgomery Street, San Francisco, California 94133. RCBA, L.P. is an investment adviser to The Common Fund, the address of which is 909
     Montgomery Street, San Francisco, California 94133. RCBA, L.P. exercises voting and investment discretion as to all such shares.

(4) Includes 8,833 shares held directly, 2,454 shares held as beneficiary of the RCB Keogh Plan, and currently exercisable options. Does not include shares held by RCBA, L.P. or entities managed by RCBA, L.P., which Mr. Blum may be deemed to own indirectly in his capacity as the majority stockholder of RCBA, Inc., in its capacity as the sole general partner of RCBA, L.P.

                                       18.



(5) Represents 1,887 shares held directly and 1,932 shares held indirectly in the Greiner Engineering, Inc. 401(k) Plan and currently exercisable options.

(6) Includes 1,446 shares held directly and currently exercisable options.

(7) Represents shares held directly.

(8) Includes 50,000 restricted shares held directly and currently exercisable options.

(9) Includes 6,446 shares held directly and currently exercisable options.

(10) Includes 5,657 shares held directly and currently exercisable options.

(11) Includes 2,114 shares held directly and currently exercisable options.

(12) Includes 17,500 shares held directly and currently exercisable options.

(13) Includes 7,500 shares held directly, 25,000 restricted shares held directly and currently exercisable options.

(14) Includes 101 shares held directly and currently exercisable options.

(15) Represents 112,412 shares held directly and 4,000 shares held indirectly which are held by Mr. Wilson's spouse.

(16) Includes shares held by RCBA, L.P. and by entities managed by RCBA, L.P., which Mr. Blum may be deemed to own indirectly in his capacity as the majority stockholder of RCBA, Inc., in its capacity as the sole general partner of RCBA, L.P.

--------------------------

                                       19.

                  APPROVAL OF AMENDMENT TO THE URS CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN


General

                  On December 18, 1997, the Board of Directors approved an amendment of the Employee Stock Purchase Plan (the "ESP Plan") described below, subject to the approval of the Company's stockholders. The purposes of the ESP Plan are to give eligible employees an opportunity to share in the success of the Company by purchasing Common Stock at a favorable price and to pay for the purchases solely by means of payroll deductions, thereby encouraging employees to focus on long-range objectives, to allow the Company to attract and retain employees with exceptional qualifications, and to link employees and stockholder interests through equity ownership. Approximately 6,000 of the Company's employees are eligible to participate in the ESP Plan. The ESP Plan was originally adopted by the Board of Directors in May 1985, and was approved by the Company's stockholders at the 1986 annual meeting of stockholders. The operation of the ESP Plan was suspended from September 9, 1988 to September 30, 1991. The Board of Directors amended and restated the ESP Plan on July 23, 1991 and its operation resumed on October 1, 1991, subject to the approval of the Company's stockholders, which was obtained at the Company's annual meeting of stockholders held on March 24, 1992. The Board of Directors amended and restated the ESP Plan on December 17, 1996, subject to the approval of the Company's stockholders, which was obtained at the Company's annual meeting of stockholders held on March 25, 1997.

Reasons for the Amendment

                  The amended and restated ESP Plan approved at the Company's annual meeting of stockholders held on March 25, 1997 reserved an additional 250,000 shares for sale under the ESP Plan. At that time, the Company believed that this increase would be sufficient to cover anticipated employee purchases for the following three years (absent unusual circumstances). In November 1997 the Company acquired WC, which increased the number of the Company's employees from approximately 3,300 to approximately 6,000. This increase in the number of employees means that the additional 250,000 shares reserved for sale approved at the March 25, 1997 annual meeting of stockholders are now insufficient to cover expected employee purchases during the originally-projected three year period following the date of such meeting.

The Amendment

                  The amendment to the ESP Plan increases the number of shares available for purchase under the ESP Plan by 300,000 shares, to a total of 850,000 shares. This figure is expected to cover anticipated employee purchases for the next three years, absent unusual circumstances.

Principal Features of the ESP Plan

                  The following summary of the ESP Plan's principal features does not purport to be complete. It is subject to, and qualified in its entirety by, the full text of the ESP Plan, a copy of which is available from the Company.

                  Administration.   The  ESP  Plan  is  administered  under  the
supervision of the Committee. The Committee prescribes guidelines and forms for the implementation and administration of the ESP

                                       20.

Plan, interprets the provisions of the ESP Plan and makes all other substantive decisions regarding the operation of the ESP Plan.

                  Participation Periods. The Committee may provide for the grant of rights to purchase Common Stock to eligible employees (an "Offering") on a date or dates to be selected by the Committee. The first Offering under the amended and restated ESP Plan began on July 1, 1997 and ended on December 31, 1997. An additional six month Offering began on January 1, 1998 and subsequent six month Offerings are expected to begin on July 1 and January 1 thereafter.

                  Eligibility. Rights to purchase stock may be granted under the ESP Plan only to employees of the Company and its affiliates who have been employed by the Company or its affiliates for such continuous period preceding such grant as the Committee may require, which period will not equal or exceed two years, and whose customary employment with the Company or its affiliates is at least 20 hours per week and at least five months per calendar year, unless otherwise determined by the Committee. Officers of the Company are eligible to participate in Offerings. No rights may be granted under the ESP Plan to any person who, at the time of the grant, owns stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary.

                  The Committee may provide that if an employee becomes eligible to participate in the ESP Plan during the course of an Offering, the employee may receive a right under that Offering. Such right will have the same characteristics as any rights originally granted under that Offering, except that (i) the Offering date will be the date such right is granted and (ii) the Offering period for such right will begin on its Offering date and end coincident with the end of the Offering, and (iii) the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Offering, he or she will not receive any right under that Offering.

                  An eligible employee may be granted rights under the ESP Plan only if such rights, together with any other rights granted under all such employee stock purchase plans of the Company or any affiliate of the Company, do not permit such employee's rights to purchase stock of the Company or any affiliate to accrue at a rate which exceeds $25,000 of the fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

                  Rights; Purchase Price. On each Offering date, each eligible employee will be granted the right to purchase the number of shares of Common Stock purchasable with a percentage designated by the Committee not exceeding 10 percent of such employee's earnings (as defined in each Offering) during the Offering period. In connection with each Offering, the Committee may specify a maximum number of shares which may be purchased by any employee during the Offering or on any purchase date, as well as a maximum aggregate number of shares which may be purchased by all eligible employees. The purchase price of stock acquired pursuant to rights granted under the ESP Plan will not be less than the lesser of (i) an amount equal to 85 percent of the fair market value of the stock on the Offering date, or (ii) an amount equal to 85 percent of the fair market value of the stock on the date such stock is purchased.

                  Transferability. Rights granted under the ESP Plan are nontransferable except by will or the laws of descent and distribution, or to a designated beneficiary in the event of a participant's death, and may be exercised only by the person to whom such rights are granted.

                                       21.

                  Purchase. On each purchase date, a participant's accumulated payroll deductions and other additional payments permitted under the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the ESP Plan, at the purchase price specified in the Offering. No fractional shares will be issued upon the exercise of rights granted under the ESP Plan. No rights granted under the ESP Plan may be exercised to any extent unless the shares subject to exercise are covered by an effective registration statement pursuant to the Securities Act of 1933, as amended.

                  Escrow of Shares. During a period of three months following the last day of the currently authorized Offering, all shares purchased under the ESP Plan on such day will be held in escrow by the Company or its designee as agent for the participants and spouse who own such shares and will not be transferable or assignable.

                  Participation, Withdrawal and Termination. An eligible employee may become a participant in an Offering by delivering a participation agreement to the Company authorizing payroll deductions of up to the maximum percentage of such employee's earnings during the purchase period, as specified by the Committee. Payroll deductions made for a participant will be credited to an account for such participant under the ESP Plan and deposited with the general funds of the Company. A participant may reduce, increase or begin payroll deductions after the beginning of any Offering only as provided for in the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the purchase period.

                  A participant may terminate  payroll  deductions under the ESP
Plan and withdraw from an Offering at any time during a purchase period by delivering to the Company a notice of withdrawal. Upon such withdrawal, the Company will distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent such deductions have been used to acquire stock for the participant) under the Offering, without interest, and the participant's interest in that Offering will be automatically terminated. Such withdrawal will have no effect upon such participant's eligibility to participate in any other Offerings under the ESP Plan, but the participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings.

                  Rights granted under the ESP Plan will terminate immediately upon cessation of a participating employee's employment, and the Company will distribute to such employee all of his or her accumulated payroll deductions (reduced to the extent such deductions have been used to acquire stock for the terminated employee) without interest.

                  Adjustment Provisions. If there is any change in the stock subject to the ESP Plan or subject to any rights granted under the ESP Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration), the ESP Plan and rights outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to the ESP Plan and the class, number of shares and price per share of stock subject to outstanding rights.

                  In the event of a dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving corporation, a reverse merger in which the Company survives but shares of Common Stock preceding the merger are converted into other property (securities, cash or otherwise), or the sale of stock of the Company to a single purchaser or single group of affiliated

                                       22.

purchasers after which less than 50 percent of the outstanding voting shares of the new or continuing corporation are owned by stockholders of the Company immediately before such transaction, then, as determined by the Committee, the successor corporation may assume such outstanding rights or substitute similar rights, such rights may continue in full force and effect, or participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing Offering will be terminated.

                  Amendment. The Committee may amend the ESP Plan at any time. However, no amendment will be effective unless approved by the stockholders of the Company within 12 months before or after its adoption by the Committee if the amendment would: (i) increase the number of shares reserved for rights; (ii) modify the provisions as to eligibility for participation to the extent such modification requires stockholder approval in order for the ESP Plan to satisfy the requirements of Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act; or (iii) modify the ESP Plan in any other way if such modification requires stockholder approval in order for the ESP Plan to satisfy the requirements of Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act.

                  Termination Or Suspension. The Committee may suspend or terminate the ESP Plan at any time. No rights may be granted under the ESP Plan while the ESP Plan is suspended or after it is terminated.

Federal Income Tax Information.

                  The ESP Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. A participant will be taxed on amounts withheld for the purchase of shares as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the shares acquired, and the method of taxation will depend upon the holding period of the purchased shares.

                  If the stock is disposed of at least two years after the beginning of the Offering period and at least one year after the stock is transferred to the participant, then the lesser of (a) the excess of the fair market value of the stock at the time of such disposition over the purchase price or (b) the excess of the fair market value of the stock as of the beginning of the Offering period over the exercise price (which for this purpose is deemed to be 85% of the fair market value of the stock as of the beginning of the Offering period) will be treated as ordinary income. Any further gain or any loss will be taxed as a capital gain or loss. Capital gains currently are generally subject to lower tax rates than ordinary income.

                  If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the purchase date over the purchase price will be treated as ordinary income at the time of such disposition, and the Company may, in the future, be required to withhold income taxes relating to such ordinary income from other payments made to the participant. The balance of any gain will be treated as a capital gain. Even if the stock is later disposed of for less than its fair market value on the purchase date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such purchase date. Any capital gain or loss will be long-term, mid-term or short-term depending on how long the stock is held.

                                       23.

                  There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the ESP Plan. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation).

Required Vote

                  Approval of the amendment to the ESP Plan requires the affirmative vote of the majority of shares present in person or represented by proxy and voting at the meeting. If such amendment is not approved by the stockholders, the shares available for sale under the ESP Plan will not be increased as described above.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN.


                  APPROVAL OF AMENDMENT TO THE URS CORPORATION
                            1991 STOCK INCENTIVE PLAN


General

                  On December 18, 1997, the Board of Directors approved an amendment to the 1991 Plan described below, subject to the approval of the Company's stockholders. The purposes of the 1991 Plan are to encourage key employees and consultants of the Company and its subsidiaries to focus on long-range objectives, to attract and retain key employees and consultants with exceptional qualifications and to link key employees and consultants to stockholder interests through equity ownership. Directors and officers of the Company who are also employees are eligible for awards under the original 1991 Plan. The 1991 Plan was originally adopted by the Board of Directors on January 15, 1991 and approved by the Company's stockholders at the annual meeting of stockholders held on March 26, 1991. On July 23, 1991, the Board of Directors adopted amendments to the 1991 Plan, which were approved by the Company's stockholders at the annual meeting of stockholders held on March 24, 1992, which provided for a program of nondiscretionary stock option grants to the Company's non-employee directors and increased the shares available under the 1991 Plan by 500,000 shares. The Board of Directors amended and restated the 1991 Plan on December 17, 1996, subject to the approval of the Company's stockholders, which was obtained at the Company's annual meeting of stockholders held on March 25, 1997.

Reasons for the Amendment

                  The amended and restated 1991 Plan approved at the Company's annual meeting of stockholders held on March 25, 1997 authorized an additional 750,000 shares available for grants under the 1991 Plan. At that time, the Company believed that this increase would be sufficient to cover anticipated grants to employees for the following three years (absent unusual circumstances). In November 1997 the Company acquired WC, which increased the number of the Company's employees from approximately 3,300 to approximately 6,000. This increase in the number of employees means that the additional 750,000 shares available for grants approved at the March 25, 1997 annual meeting of stockholders are now insufficient to cover grants made (or to be made) during the originally-projected three year period following the date of such meeting.

                                       24.

                  The Board of Directors, based upon the Committee's recommendations, believes that stock options continue to be the optimal approach to providing appropriate long-term incentives to employees. Stock options are well understood by employees, provide for an appropriate alignment between the interests of the employees and the stockholders to maximize the value of the Company's shares, and do not generate a charge to Company earnings which would result from the other alternatives considered.

The Amendment

                  The amendment increases the number of shares available for grants under the 1991 Plan by 1,000,000 shares. This figure is expected to cover anticipated grants to employees for the next three years, absent unusual circumstances. This increase will bring the total number of shares granted and available for grants under the 1991 Plan to 3,310,000 shares, or approximately 22 percent of the Company's outstanding shares on a fully-diluted basis.

Principal Features of the 1991 Plan

                  The following summary of the 1991 Plan's principal features does not purport to be complete. It is subject to, and qualified in its entirety by, the full text of the 1991 Plan, a copy of which is available from the Company.

                  Administration. The 1991 Plan is administered by the Committee, which selects the key employees (including consultants and non-employee Directors) who will receive awards, determines the amount, vesting requirements and other conditions of each award, interprets the provisions of the 1991 Plan and makes all other decisions regarding the operation of the 1991 Plan.

                  Types of Awards. Awards under the 1991 Plan may take the form of restricted shares and options. Options may include nonstatutory stock options (an "NSO" or "NSOs") as well as incentive stock options (an "ISO" or "ISOs") intended to qualify for special tax treatment. Any award under the 1991 Plan may include one or any combination of these grants. No person is eligible to be granted stock options covering more than 400,000 shares of Common Stock in any fiscal year of the Company. No payment is required upon receipt of an award, except that the recipient of restricted shares must pay the par value thereof to the Company. The total number of restricted shares and options that may be granted under the 1991 Plan is limited to 2,250,000 shares of Common Stock, plus any unused shares under certain predecessor stock option plans which have expired or were terminated upon adoption of the 1991 Plan (an aggregate of approximately 60,000 shares of Common Stock), for a total of 2,310,000 shares of Common Stock. If any restricted shares or options are forfeited, or if options terminate for any other reason prior to exercise under the 1991 Plan or the predecessor stock option plans, then they again become available for awards.

                  Restricted Shares. Restricted shares are shares of Common Stock that are subject to forfeiture in the event that the applicable vesting conditions are not satisfied and are nontransferable prior to vesting. Restricted shares have the same voting and dividend rights as other shares of Common Stock. When granting an award, the Committee determines the number of restricted shares to be included in the award as well as the vesting conditions. The vesting conditions may be based on the participant's service, his or her individual performance, the Company's performance or other appropriate criteria. Vesting may be accelerated in the event of the participant's death, disability or retirement or in the event of a "change in control." The recipient of Restricted Shares may pay all projected income taxes or withholding taxes relating to the award with Common Stock rather than cash.

                                       25.

                  Terms of Stock Options. The exercise price under ISOs must be equal to or greater than the fair market value of the Common Stock on the date of grant; the exercise price under NSOs must be equal to or greater than 50 percent of the fair market value of the Common Stock on the date of grant. The term of an ISO cannot exceed ten years. All options are nontransferable prior to the optionee's death, except that an NSO can be made transferable in the discretion of the Committee. When granting options, the Committee establishes the vesting conditions that must be satisfied before the option may be exercised. In general, the vesting conditions will be based on the optionee's service after the date of grant. Vesting may be accelerated in the event of the optionee's death, disability, retirement, attainment of performance goals or in the event of a "change in control." Moreover, the Committee may determine that outstanding options will become fully vested if it has concluded that there is a reasonable possibility of a "change in control" within six months thereafter. NSOs may be transferred upon such terms and conditions as the Committee may determine.

                  The exercise price of an option may be paid in any lawful form permitted by the Committee, including (without limitation) (i) cash, (ii), the surrender of Common Stock already owned for more than six months by the optionee, (iii) delivery of the optionee's full recourse promissory note, (iv) the "exercise/sale" and "exercise/pledge" directions described below or (v) any combination thereof. If exercise/sale directions are given, a sufficient number of option shares to pay the exercise price and any withholding taxes are issued directly to a securities broker who, in turn, sells those shares in the open market. The broker remits to the Company the proceeds from the sale of these shares, and the optionee receives the remaining options shares. If exercise/pledge directions are given, the option shares are issued directly to a securities broker or other lender. The broker or other lender will hold the shares as security and will extend credit for up to 50 percent of their fair market value. The loan proceeds will be paid to the Company to the extent necessary to pay the exercise price and any withholding taxes. Any excess loan proceeds may be paid to the optionee. If the loan proceeds are insufficient to cover the exercise price and withholding taxes, the optionee will be required to pay the deficiency to the Company at the time of exercise. The Committee may also permit optionees to satisfy their withholding tax obligation upon exercise of an NSO by surrendering a portion of their option shares to the Company.

                  Change in Control. For purposes of the 1991 Plan, the term "change in control" means (i) any change in control which would have to be disclosed in the Company's next proxy statement under the rules of the Securities and Exchange Commission (the "SEC"), (ii) a change in the composition of the Board of Directors as a result of which fewer than two-thirds of the incumbent directors are directors who either had been directors of the Company 24 months prior to such change or were elected or nominated for election to the Board with the approval of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination, or (iii) when any person by the acquisition or aggregation of securities is or becomes the beneficial owner, directly or indirectly, of at least 20 percent of the total voting power of the Company's outstanding securities, except that any change in relative beneficial ownership by reason of a repurchase by the Company of its securities will be disregarded, as will any increase in the beneficial ownership of the Company's securities by entities whose investments are managed on a discretionary basis by RCBA, Inc. resulting from a payment in the Company's securities of interest in lieu of cash on debt obligations of the Company outstanding as of January 15, 1991.

                  Amendment and Termination. The 1991 Plan will remain in effect until it is discontinued by the Board of Directors, except that ISOs may be granted under the 1991 Plan only until December 16, 2006. The Board of Directors may amend or terminate the 1991 Plan at any time and for any reason, subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules. The Committee is authorized, within the provisions of the 1991

                                       26.

Plan, to amend the terms of outstanding restricted shares, to modify or extend outstanding options or to exchange new options for outstanding options, including outstanding options with a higher price than the new options.

Federal Income Tax Information

                  ISOs. ISOs under the 1991 Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

                  There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an ISO. However, the exercise of an ISO may increase the optionee's alternative minimum tax liability, if any.

                  If an optionee holds stock acquired through exercise of an ISO for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be a capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will recognize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price, or (ii) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term, mid-term or short-term depending on how long the optionee holds the stock. Capital gains currently are generally subject to lower tax rates than ordinary income. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to
Section 16(b) of the Exchange Act.

                  To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

                  NSOs. NSOs granted under the 1991 Plan generally have the following federal income tax consequences:

                  There are no tax consequences to the optionee or the Company by reason of the grant of an NSO. Upon exercise of an NSO, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of
Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long-term, mid-term or short-term depending on how long the optionee holds the stock. Capital gains currently are generally subject to lower tax rates than ordinary income. Slightly different rules may apply to optionees who are subject to Section 16(b) of the Exchange Act.

                                       27.

                  Restricted Stock. Restricted stock granted under the 1991 Plan generally has the following federal income tax consequences:

                  Upon  acquisition of stock under a restricted stock award, the recipient normally will recognizable taxable ordinary income equal to the excess of the stock's fair market value over the purchase price, if any. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the recipient elects to be taxed on receipt of the stock. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term, mid-term or short-term depending on how long the recipient holds the stock. Capital gains currently are generally subject to lower tax rates than ordinary income. Slightly different rules may apply to persons who are subject to Section 16(b) of the Exchange Act.

                  Potential Limitation on Company Deductions. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1,000,000 for a covered employee. It is possible that compensation attributable to awards under the 1991 Plan, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year. Compensation attributable to stock options is intended to qualify as "performance-based compensation," which is disregarded for purposes of the deduction limitation. Stock options are expected to remain the primary long-term incentive used for executives and key managers.

Required Vote

                  Approval of the amendment to the 1991 Plan requires the affirmative vote of the majority of shares present in person or represented by proxy and voting at the meeting. If such amendment is not approved by the stockholders, the shares available for grants under the 1991 Plan will not be increased as described above.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE 1991 STOCK INCENTIVE PLAN.


                      RATIFICATION OF SELECTION OF AUDITORS


                  The Board of Directors has selected Coopers & Lybrand L.L.P. to serve as the Company's independent auditors for the 1998 fiscal year. Coopers & Lybrand L.L.P. have served as the Company's independent auditors since June 1988. The Board of Directors is submitting its selection of that firm to the stockholders for ratification in order to ascertain the stockholders' views. Such ratification will require the affirmative vote of the majority of shares present in person or represented by proxy and voting at the Meeting. If ratification is not provided, the Board of Directors will reconsider its selection.

                                       28.

                  Representatives of Coopers & Lybrand L.L.P. are expected to be present at the Annual Meeting of Stockholders, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from stockholders.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS THE INDEPENDENT AUDITORS OF THE COMPANY.


            COMPLIANCE WITH SECTION 16(a) OF SECURITIES EXCHANGE ACT

                  During fiscal year 1997, the following persons failed to file on a timely basis reports required under Section 16(a) of the Exchange Act: none.


                            PROPOSALS BY STOCKHOLDERS

                  Proposals by stockholders of the Company intended to be presented at the next annual meeting of stockholders must be received by the Company by October 16, 1998 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.


                                 OTHER BUSINESS

                  The Board of Directors is not aware of any other business which will come before the Annual Meeting of Stockholders. If any other business is properly brought before the Annual Meeting of Stockholders, proxies will be voted thereon in accordance with the judgment of the persons voting the proxies.


                                         FOR THE BOARD OF DIRECTORS


                                         Kent P. Ainsworth, Secretary


San Francisco, California


                                       29.

                                                                      Appendix A



                                 URS Corporation


                            1991 Stock Incentive Plan

                      (amended effective December 18, 1997)



                                                 TABLE OF CONTENTS
                                                                                                               Page

         Article 1.        Introduction.........................................................................  1

         Article 2.        Administration.......................................................................  1
                  2.1      The Committee........................................................................  1
                  2.2      Non-Employee Directors...............................................................  1
                  2.3      Committee Responsibilities...........................................................  1

         Article 3.        Limitation on Awards.................................................................  2

         Article 4.        Eligibility..........................................................................  2
                  4.1      General Rules........................................................................  2
                  4.2      Ten-Percent Stockholders.............................................................  2
                  4.3      Attribution Rules....................................................................  2
                  4.4      Outstanding Stock....................................................................  3

         Article 5.        Options..............................................................................  3
                  5.1      Stock Option Agreement...............................................................  3
                  5.2      Number of Shares.....................................................................  3
                  5.3      Exercise Price.......................................................................  3
                  5.4      Exercisability and Term..............................................................  3
                  5.5      Effect Of Change in Control..........................................................  4
                  5.6      Modification, Extension and Assumption of Award......................................  4

         Article 6.        Payment for Option Shares............................................................  4
                  6.1      General Rule.........................................................................  4
                  6.2      Surrender of Stock...................................................................  4
                  6.3      Exercise/Sale........................................................................  4
                  6.4      Exercise/Pledge......................................................................  5
                  6.5      Promissory Note......................................................................  5
                  6.6      Other Forms of Payment...............................................................  5

         Article 7.        Restricted Shares....................................................................  5
                  7.1      Time, Amount and Form of Awards......................................................  5
                  7.2      Payment for Awards...................................................................  5
                  7.3      Vesting Conditions...................................................................  5

         Article 8.        Protection Against Dilution..........................................................  6
                  8.1      General..............................................................................  6
                  8.2      Reorganizations......................................................................  6
                  8.3      Reservation of Rights................................................................  6


                                       i.



                                                 TABLE OF CONTENTS
                                                    (continued)
                                                                                                               Page

         Article 9.        Limitation of Rights.................................................................  6
                  9.1      Retention Rights.....................................................................  6
                  9.2      Stockholders' Rights.................................................................  7
                  9.3      Government Regulations...............................................................  7

         Article 10.       Limitation on Payments...............................................................  7
                  10.1     Basic Rule...........................................................................  7
                  10.2     Reduction of Payments................................................................  7
                  10.3     Overpayments and Underpayments.......................................................  8
                  10.4     Related Corporations.................................................................  8

         Article 11.       Withholding Taxes....................................................................  8
                  11.1     General..............................................................................  8
                  11.2     Share Withholding....................................................................  9

         Article 12.       Assignment or Transfer of Award......................................................  9

         Article 13.       Future of the Plan................................................................... 10
                  13.1     Term of the Plan..................................................................... 10
                  13.2     Amendment or Termination............................................................. 10
                  13.3     Effect of Amendment or Termination................................................... 10

         Article 14.       Definitions.......................................................................... 10
                  14.1     "Award".............................................................................. 10
                  14.2     "Board".............................................................................. 10
                  14.3     "Change in Control".................................................................. 10
                  14.4     "Code"............................................................................... 11
                  14.5     "Committee".......................................................................... 11
                  14.6     "Common Share"....................................................................... 11
                  14.7     "Company"............................................................................ 11
                  14.8     "Exchange Act"....................................................................... 11
                  14.9     "Exercise Price"..................................................................... 11
                  14.10    "Fair Market Value".................................................................. 11
                  14.11    "ISO"................................................................................ 11
                  14.12    "Key Employee"....................................................................... 11
                  14.13    "NSO"................................................................................ 11
                  14.14    "Option"............................................................................. 12

                                       ii.


                                                 TABLE OF CONTENTS
                                                    (continued)
                                                                                                               Page
                  14.15    "Optionee"........................................................................... 12
                  14.16    "Outside Director"................................................................... 12
                  14.17    "Participant"........................................................................ 12
                  14.18    "Plan"............................................................................... 12
                  14.19    "Restricted Share"................................................................... 12
                  14.20    "Stock Award Agreement".............................................................. 12
                  14.21    "Stock Option Agreement"............................................................. 12
                  14.22    "Subsidiary"......................................................................... 12

         Article 15.       Execution............................................................................ 12



                                      iii.

                                 URS CORPORATION

                            1991 STOCK INCENTIVE PLAN

                       Amended effective December 18, 1997

                                    ARTICLE 1

                                  INTRODUCTION

         The Plan was amended by the Board on December 18, 1997, subject to approval by the Company's stockholders at the 1998 annual meeting of stockholders. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Key Employees to focus on critical long-range objectives, (b) encouraging the attraction and retention of Key Employees with exceptional qualifications and (c) linking Key Employees directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares or Options, which may constitute incentive stock options or nonstatutory stock options. The Plan shall be governed by, and construed in accordance with, the laws of the State of California.


                                    ARTICLE 2

                                 ADMINISTRATION

         2.1 The Committee. The Plan shall be administered by the Compensation/Option Committee of the Board. Such Committee shall consist solely of two or more non-employee directors of the Company, within the meaning of Rule 16b-3 under the Exchange Act, who shall be appointed by the Board (a "Non-Employee Director"). The members of such Committee may also be "outside directors" within the meaning of Section 162(m) of the Code, if the Board so chooses.

         2.2 Non-Employee Directors. A member of the Board shall be deemed to be a Non-Employee Director only if he or she satisfies such requirements as the Securities and Exchange Commission may establish for Non-Employee Directors under Rule 16b-3 (or its successor) under the Exchange Act.

         2.3 Committee Responsibilities. The Committee shall select the Key Employees who are to receive Awards under the Plan, determine the number, vesting requirements and other conditions of such Awards, interpret the Plan, and make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.


                                       1.

                                    ARTICLE 3

                              LIMITATION ON AWARDS

         Any Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Restricted Shares and Options reserved for awards under the Plan is 3,250,000, plus the number of Common Shares remaining available for awards under the Company's 1989 Stock Option and Rights Plan and the Company's 1987 Restricted Stock Plan (collectively, the "Prior Plans") at the time of the original adoption of this Plan on January 15, 1991. If any Restricted Shares or Options are forfeited or if any Options terminate for any other reason before being exercised, then such Restricted Shares or Options shall again become available for Awards under the Plan. If any options or restricted shares under the Prior Plans are forfeited or if any options under the Prior Plans terminate for any other reason before being exercised, then such options or restricted shares also shall become available for additional Awards under this Plan. (No additional grants shall be made under the Prior Plans after January 15, 1991.) In addition, no person shall be eligible to be granted Options covering more than 400,000 Common Shares in any fiscal year of the Company. The limitations of this Article 3 shall be subject to adjustment pursuant to Article 8.

                                    ARTICLE 4

                                   ELIGIBILITY

         4.1 General Rules. Only Key Employees (including, without limitation, independent contractors who are not members of the Board) shall be eligible for designation as Participants by the Committee. In addition, only Key Employees who are common-law employees of the Company or a Subsidiary shall be eligible for the grant of ISOs.

         4.2 Ten-Percent Stockholders. A Key Employee who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for the grant of an ISO unless (a) the Exercise Price under such ISO is at least 110 percent of the Fair Market Value of a Common Share on the date of grant and (b) such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

         4.3 Attribution Rules. For purposes of Section 4.2, in determining stock ownership, a Key Employee shall be deemed to own the stock owned, directly or indirectly, by or for his or her brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries. Stock with respect to which the Key Employee holds an option shall not be counted.


                                       2.

         4.4 Outstanding Stock. For purposes of Section 4.2, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of the ISO to the Key Employee. "Outstanding stock" shall not include treasury shares or shares authorized for issuance under outstanding options held by the Key Employee or by any other person.


                                    ARTICLE 5

                                     OPTIONS

         5.1 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. If the Optionee is a common law employee of the Company or a Subsidiary, the Committee may designate all or any part of the Option as an ISO.

         5.2 Number of Shares. Each Stock Option Agreement shall specify the number of Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 8. The Stock Option Agreement shall also specify whether the Option is an ISO or an NSO.

         5.3 Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price under an ISO shall not be less than 100 percent of the Fair Market Value of a Common Share on the date of grant, except as otherwise provided in Section 4.2. The Exercise Price under an NSO shall not be less than 50 percent of the Fair Market Value of a Common Share on the date of grant. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee. The Exercise Price shall be payable in accordance with Article 6. Notwithstanding the foregoing, an Option may be granted with an Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

         5.4 Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable, and such date may be made dependent upon the achievement of specified performance goals. The Stock Option Agreement shall also specify the term of the Option. The term of an ISO shall in no event exceed 10 years from the date of grant, and
Section 4.2 may require a shorter term. Subject to the preceding sentence, the Committee shall determine when all or any part of an Option is to become exercisable and when such Option is to expire. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability, retirement or attainment of performance goals, and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. NSOs may also be awarded in combination with


                                       3.

Restricted Shares, and such an Award may provide that the NSOs will not be exercisable unless the related Restricted Shares are forfeited.

         5.5 Effect Of Change in Control. The Committee (at its sole discretion) may determine, at the time of granting an Option or thereafter, that such Option shall become fully exercisable as to all Common Shares subject to such Option in the event that a Change in Control occurs with respect to the Company. If the Committee finds that there is a reasonable possibility that, within the succeeding six months, a Change in Control will occur with respect to the Company, then the Committee may determine that all outstanding Options shall become fully exercisable as to all Common Shares subject to such Options.

         5.6 Modification, Extension and Assumption of Award. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair his or her rights under such Option.


                                    ARTICLE 6

                            PAYMENT FOR OPTION SHARES

         6.1 General Rule. The entire Exercise Price of Common Shares issued upon exercise of Awards shall be payable in cash or by check at the time when such Common Shares are purchased, except as follows:

                  (a) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. However, the Committee may specify in the Stock Option Agreement that payment may be made pursuant to Section 6.2, 6.3, 6.4, 6.5 or 6.6.

                  (b) In the case of an NSO, the Committee may at any time accept payment pursuant to Section 6.2, 6.3, 6.4, 6.5 or 6.6.

         6.2 Surrender of Stock. To the extent that this Section 6.2 is applicable, payment for all or any part of the Exercise Price may be made with Common Shares which have already been owned by the Optionee for more than six months and which are surrendered to the Company. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan. In the event that the Common Shares being surrendered are Restricted Shares that have not yet become vested, the same restrictions shall be imposed upon the new Common Shares being purchased.

         6.3 Exercise/Sale. To the extent that this Section 6.3 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a


                                       4.

securities broker approved by the Company to sell Common Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

         6.4 Exercise/Pledge. To the extent that this Section 6.4 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Common Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

         6.5 Promissory Note. To the extent that this Section 6.5 is applicable, payment for all or any part of the Exercise Price may be made with a full-recourse promissory note; provided that (a) the par value of the Common Shares must be paid in lawful money of the United States of America at the time when such Common Shares are purchased, (b) the Common Shares are security for payment of the principal amount of the promissory note and interest thereon and
(c) the interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Committee (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

         6.6 Other Forms of Payment. To the extent that this Section 6.6 is applicable, payment may be made in any other form approved by the Committee, consistent with applicable laws, regulations and rules.


                                    ARTICLE 7

                                RESTRICTED SHARES

         7.1 Time, Amount and Form of Awards. The Committee may grant Restricted Shares in an amount determined by the Committee. Restricted Shares may be awarded in combination with NSOs, and such an Award may provide that the Restricted Shares will be forfeited in the event that the related NSOs are exercised.

         7.2 Payment for Awards. The recipient of an Award of Restricted Shares, as a condition to the grant of such Award, shall be required to pay the Company in cash an amount equal to the par value of such Restricted Shares, which payment may be in the form of services rendered.

         7.3 Vesting Conditions. Each Award of Restricted Shares shall become vested, in full or in installments, upon satisfaction of the conditions specified in the Stock Award Agreement. The Committee shall select the vesting conditions, which may be based upon the Participant's service, the Participant's performance, the Company's performance or such other criteria as the Committee may adopt. A Stock Award Agreement may also provide for accelerated vesting in the event of the Participant's death, disability, retirement or attainment


                                       5.

of performance goals. The Committee (at its sole discretion) may determine, at the time of making an Award or thereafter, that such Award shall become fully vested in the event that a Change in Control occurs with respect to the Company.


                                    ARTICLE 8

                           PROTECTION AGAINST DILUTION

         8.1 General. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spinoff or a similar occurrence, the Committee shall make appropriate adjustments in one or more of (a) the number of Options and Restricted Shares available for future Awards under
Article 3, (b) the number of Common Shares covered by each outstanding Option or Restricted Shares Award or (c) the Exercise Price under each outstanding Option or purchase price of each Restricted Shares Award.

         8.2 Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Options and Restricted Shares shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting or for settlement in cash.

         8.3 Reservation of Rights. Except as provided in this Article 8, a Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Common Shares subject to an Option. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


                                    ARTICLE 9

                              LIMITATION OF RIGHTS

         9.1 Retention Rights. Neither the Plan nor any Option granted under the Plan shall be deemed to give any individual a right to remain an employee, consultant or director of the


                                      6.

Company or a Subsidiary. The Company and its Subsidiaries reserve the right to terminate the service of any employee, consultant or director at any time, with or without cause, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

         9.2 Stockholders' Rights. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the issuance of a stock certificate for such Common Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued, except as expressly provided in Article 8.

         9.3 Government Regulations. Any other provision of the Plan notwithstanding, the obligations of the Company with respect to Common Shares to be issued pursuant to the Plan shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award until such time as any legal requirements or regulations have been met relating to the issuance of such Common Shares or to their registration, qualification or exemption from registration or qualification under the Securities Act of 1933, as amended, or any applicable state securities laws.


                                   ARTICLE 10

                             LIMITATION ON PAYMENTS

         10.1 Basic Rule. Any provision of the Plan to the contrary notwithstanding, in the event that the independent auditors most recently selected by the Board (the "Auditors") determine that any payment or transfer by the Company to or for the benefit of a Key Employee, whether paid or payable (or transferred or transferable) pursuant to the terms of this Plan or otherwise (a "Payment"), would be nondeductible by the Company for federal income tax purposes because of the provisions concerning "excess parachute payments" in section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount; provided that the Committee, at the time of making an Award under this Plan or at any time thereafter, may specify in writing that such Award shall not be so reduced and shall not be subject to this Article 10. For purposes of this Article 10, the "Reduced Amount" shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of section 280G of the Code.



         10.2 Reduction of Payments. If the Auditors determine that any Payment would be nondeductible by the Company because of section 280G of the Code, then the Company shall promptly give the Key Employee notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Key Employee may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall


                                       7.

advise the Company in writing of his or her election within 10 days of receipt of notice. If no such election is made by the Key Employee within such 10-day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Key Employee promptly of such election. For purposes of this Article 10, present value shall be determined in accordance with section 280G(d)(4) of the Code. All determinations made by the Auditors under this Article 10 shall be binding upon the Company and the Key Employee and shall be made within 60 days of the date when a payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Key Employee such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Key Employee in the future such amounts as become due to him or her under the Plan.

         10.3 Overpayments and Underpayments. As a result of uncertainty in the application of section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company which should not have been made (an "Overpayment") or that additional Payments which will not have been made by the Company could have been made (an "Underpayment"), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Key Employee which the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Key Employee which he or she shall repay to the Company, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Key Employee to the Company if and to the extent that such payment would not reduce the amount which is subject to taxation under section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Key Employee, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code.

         10.4 Related Corporations. For purposes of this Article 10, the term "Company" shall include affiliated corporations to the extent determined by the Auditors in accordance with section 280G(d)(5) of the Code.


                                   ARTICLE 11

                                WITHHOLDING TAXES

         11.1 General. To the extent required by applicable federal, state, local or foreign law, the recipient of any payment or distribution under the Plan shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of the receipt or vesting of such payment or distribution. The Company shall not be required to issue


                                       8.

any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

         11.2 Share Withholding. The Committee may permit the recipient of any payment or distribution under the Plan to satisfy all or part of his or her withholding tax obligations by having the Company withhold a portion of any Common Shares that otherwise would be issued to him or her or by surrendering a portion of any Common Shares that previously were issued to him or her. Such Common Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of withholding taxes by assigning Common Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose, including any restrictions required by rules of the Securities and Exchange Commission.


                                   ARTICLE 12

                         ASSIGNMENT OR TRANSFER OF AWARD

         Except as provided in Article 11 and as set forth below, any Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this
Article 12 shall be void.

         This Article 12 shall not preclude a Participant from:

                  (a)   designating   a   beneficiary   who  will   receive  any
undistributed Awards in the event of the Participant's death, nor shall it preclude a transfer by will or by the laws of descent and distribution;

                  (b) transferring an NSO upon such terms and conditions as are set forth in the Stock Option Agreement for such NSO, as the Board or the Committee shall determine in its discretion; or

                  (c) transferring or assigning Restricted Shares to (i) the trustee of a trust that is revocable by such Participant alone, both at the time of the transfer or assignment and at all times thereafter prior to such Participant's death, or (ii) the trustee of any other trust to the extent approved in advance by the Committee in writing. A transfer or assignment of Restricted Shares from such trustee to any person other than such Participant shall be permitted only to the extent approved in advance by the Committee in writing, and Restricted Shares held by such trustee shall be subject to all of the conditions and restrictions set forth in the Plan and in the applicable Stock Award Agreement, as if such trustee were a party to such Agreement.

                                       9.

                                   ARTICLE 13

                               FUTURE OF THE PLAN

         13.1 Term of the Plan. The amended Plan, as set forth herein, shall become effective on December 18, 1997, subject to the approval of the Company's stockholders. In the event that the stockholders fail to approve the amendments to the Plan at the 1998 annual meeting or any adjournment thereof, the Plan shall revert to the provisions in effect immediately before December 18, 1997. The Plan shall remain in effect until it is terminated under Section 13.2, except that no ISOs shall be granted after December 16, 2006.

         13.2 Amendment or Termination. The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules.

         13.3 Effect of Amendment or Termination. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Option previously granted under the Plan.


                                   ARTICLE 14

                                   DEFINITIONS

         14.1 "Award" means any award of an Option or a Restricted Share under the Plan.

         14.2 "Board" means the Company's Board of Directors, as constituted from time to time.

         14.3 "Change in Control" means the occurrence of any of the following events after the date of the adoption of this Plan:

                  (a) A change in control  required to be  reported  pursuant to
Item 6(e) of Schedule 14A of Regulation 14A under the Exchange Act;

                  (b) A change in the composition of the Board, as a result of which fewer than two-thirds of the incumbent directors are directors who either
(i) had been directors of the Company 24 months prior to such change or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination; or

                  (c) Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) by the acquisition or aggregation of securities is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20 percent or more of the

                                      10.

combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); except that:

                           (i) Any change in the relative  beneficial  ownership
of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company; and

                           (ii)  Any  increase  in  the   aggregate   beneficial
ownership of the Company's securities by entities whose investments are managed on a discretionary basis by Richard C. Blum & Associates, Inc., resulting from a payment in the Company's securities of interest in lieu of cash on debt obligations of the Company outstanding as of the date of adoption of this Plan, shall be disregarded.

         14.4 "Code" means the Internal Revenue Code of 1986, as amended.

         14.5 "Committee" means the Compensation/Option Committee of the Board, as described in Article 2.

         14.6 "Common Share" means one share of the common stock of the Company.

         14.7 "Company" means URS Corporation, a Delaware corporation.

         14.8 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         14.9 "Exercise Price" means the amount for which one Common Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

         14.10 "Fair Market Value" shall mean the closing price of a Common Share on the trading day immediately preceding the day in question.

         14.11 "ISO" means an incentive stock option described in section 422(b) of the Code.

         14.12 "Key Employee" means (a) a key common-law employee of the Company or of a Subsidiary, as determined by the Committee, (b) an Outside Director and
(c) a consultant who provides services to the Company or a Subsidiary as an independent contractor. Service as an independent contractor shall be considered employment for all purposes of the Plan.

         14.13 "NSO" means an employee stock option not described in sections 422 and 423 of the Code.

                                      11.

         14.14 "Option" means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.

         14.15 "Optionee" means a person who holds an Option.

         14.16 "Outside Director" shall mean a member of the Board who is not a common-law employee of the Company or of a Subsidiary.

         14.17 "Participant" means a person who holds an Award.

         14.18 "Plan" means this URS Corporation 1991 Stock Incentive Plan, as amended from time to time.

         14.19 "Restricted Share" means a Common Share awarded to a Participant under the Plan.

         14.20 "Stock Award Agreement" means the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Share.

         14.21 "Stock Option Agreement" means the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

         14.22 "Subsidiary" means any corporation, if the Company and/or one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.



                                   ARTICLE 15

                                    EXECUTION

         To record the amendment and restatement of the Plan by the Board, the Company has caused its duly authorized officer to affix the corporate name and seal hereto.

                                      URS CORPORATION


                                      By __________________________________



                                      12.

                                                                      Appendix B
                                 URS CORPORATION

                          EMPLOYEE STOCK PURCHASE PLAN

                         Adopted Effective July 1, 1997

                   Approved By Stockholders ___________, 1998


1.       PURPOSE.

         (a) The purpose of the Employee Stock Purchase Plan (the "Plan") is to provide a means by which employees of URS Corporation, a Delaware corporation (the "Company"), and its Affiliates, as defined in subparagraph 1(b), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase stock of the Company.

         (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

         (c) The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

         (d) The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

2.       ADMINISTRATION.

         (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

         (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                  (i) To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

                  (ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.


                                       1.

                  (iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                  (iv)     To amend the Plan as provided in paragraph 13.

                  (v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

         (c) The Board may delegate administration of the Plan to a Committee of one or more members of the Board. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.       SHARES SUBJECT TO THE PLAN.

         (a) Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate eight hundred fifty thousand (850,000) shares (before giving effect to any stock split, stock dividend or the like) of the Company's common stock (the "Common Stock"). If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

         (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.       GRANT OF RIGHTS; OFFERING.

         The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an "Offering") on a date or dates (the "Offering Date(s)") selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all employees granted rights to purchase stock under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in paragraphs 5 through 8, inclusive.


                                       2.

5.       ELIGIBILITY.

         (a) Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be equal to or greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee's customary employment with the Company or such Affiliate is for at least twenty (20) hours per week and at least five (5) months per calendar year.

         (b) The Board or the Committee may provide that, each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

                  (i) the date on which such right is granted shall be the "Offering Date" of such right for all purposes, including determination of the exercise price of such right;

                  (ii) the period of the Offering with respect to such right shall begin on its Offering Date and end coincident with the end of such Offering; and

                  (iii) the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Offering, he or she will not receive any right under that Offering.

         (c) No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

         (d) An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under "employee stock purchase plans" of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee's rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.
                                       3.

         (e) Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan, provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

6.       RIGHTS; PURCHASE PRICE.

         (a) On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board or the Committee not exceeding ten percent (10%) of such employee's Earnings (as defined by the Board or the Committee in each Offering) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering. The Board or the Committee shall establish one or more dates during an Offering (the "Purchase Date(s)") on which rights granted under the Plan shall be exercised and purchases of Common Stock carried out in accordance with such Offering.

         (b) In connection with each Offering made under the Plan, the Board or the Committee may specify a maximum number of shares that may be purchased by any employee as well as a maximum aggregate number of shares that may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Purchase Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

         (c) The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

                  (i) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

                  (ii) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Purchase Date.

7.       PARTICIPATION; WITHDRAWAL; TERMINATION.

         (a) An eligible employee may become a participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee's Earnings during the Offering (as defined by the Board or Committee in each Offering). The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company.

                                       4.

A participant may reduce (including to zero) or increase such payroll deductions, and an eligible employee may begin such payroll deductions, after the beginning of any Offering only as provided for in the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Offering.

         (b) At any time during an Offering, a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant's interest in that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon such participant's eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

         (c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee's employment with the Company and any designated Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee) under the Offering, without interest.

         (d) Rights granted under the Plan shall not be transferable by a participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in paragraph 14 and, otherwise during his or her lifetime, shall be exercisable only by the person to whom such rights are granted.

8.       EXERCISE.

         (a) On each Purchase Date specified therefor in the relevant Offering, each participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each participant's account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Purchase Date of an Offering shall be held in each such participant's account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to the participant after such final Purchase Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant's account after the purchase of


                                       5.

shares which is equal to the amount required to purchase whole shares of stock on the final Purchase Date of an Offering shall be distributed in full to the participant after such Purchase Date, without interest.

         (b) No rights granted under the Plan may be exercised to any extent unless the shares to be issued upon such exercise under the Plan (including rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act") and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.

         (c) Shares of stock of the Company that are purchased may be registered in the name of the participant or jointly in the name of the participant and his or her spouse as joint tenants with right of survivorship or community property.

9.       COVENANTS OF THE COMPANY.

         (a) During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.

         (b) The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

10.      USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

11.      RIGHTS AS A STOCKHOLDER.

         A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until the


                                       6.

participant's shareholdings acquired upon exercise of rights under the Plan are recorded in the books of the Company.

12.      ADJUSTMENTS UPON CHANGES IN STOCK.

         (a) If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding rights. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

         (b) In the event of: (1) a dissolution  or  liquidation of the Company;
(2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then, as determined by the Board in its sole discretion (i) any surviving or acquiring corporation may assume outstanding rights or substitute similar rights for those under the Plan, (ii) such rights may continue in full force and effect, or (iii) participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing Offering terminated.

13.      AMENDMENT OF THE PLAN.

         (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

                  (i) Increase the number of shares reserved for rights under the Plan;

                  (ii) Modify the provisions as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3); or

                                       7.

                  (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.

It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

         (b) Subject to paragraph 12, rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of
Section 423 of the Code.

14.      DESIGNATION OF BENEFICIARY.

         (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering but prior to delivery to the participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death during an Offering.

         (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.      TERMINATION OR SUSPENSION OF THE PLAN.

         (a) The Board in its discretion, may suspend or terminate the Plan at any time. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) Rights and obligations under any rights granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

                                       8.

16.      EFFECTIVE DATE OF PLAN.

         The Plan shall become effective on the date specified by the Board, but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board or the Committee.


                                       9.

                                                                      Appendix C


                                 URS CORPORATION

   Proxy Solicited by Board of Directors for Annual Meeting of March 24, 1998

         Kent P. Ainsworth and Carol Brummerstedt, or either of them, each with the power of substitution, are hereby authorized to represent and vote, as designated below, the shares of the undersigned at the annual meeting of stockholders of URS Corporation to be held on March 24, 1998, or at any adjournment of the annual meeting.

The Board of Directors recommends a vote FOR the election of directors and FOR Items 2 through 4.

1.       Election of Directors:

         [ ] FOR all nominees listed below (except as marked to the contrary below):

         [ ]      WITHHOLD AUTHORITY to vote for nominees listed below:


                      (Instruction: To withhold authority for any individual nominee, strike a line through the nominee's name in the list below)
Richard C. Blum                                      Robert L. Costello                                  Armen Der Marderosian
Admiral S. Robert Foley, Jr., USN, (Ret.)            Robert D. Glynn, Jr.                                Senator J. Bennett Johnston
Martin M. Koffel                                     Richard B. Madden                                   Jean-Yves Perez
Richard Q. Praeger                                   Irwin L. Rosenstein                                 Frank S. Waller
William D. Walsh


                 (Continued, and to be signed, on reverse side)

                                                                 1.

         2. Approval of the amendment of the URS Corporation Employee Stock Purchase Plan:

                    FOR [ ]               AGAINST [ ]                ABSTAIN [ ]

         3. Approval of the amendment of the URS Corporation 1991 Stock Incentive Plan:

                    FOR [ ]               AGAINST [ ]                ABSTAIN [ ]

         4. Ratification of the selection of Coopers & Lybrand as the Company's independent auditors for fiscal year 1998:

                    FOR [ ]               AGAINST [ ]                ABSTAIN [ ]

         5. Upon any other matters which might come before the meeting.

         Shares   voted  by  this  proxy  will  be  voted  as  directed  by  the stockholder. If no such directions are indicated, the proxies will have authority to vote FOR the election of directors and FOR Items 2 through 4.


Dated ____________________, 1998



                                        ----------------------------------------
                                        Stockholder's Signature



                                        ----------------------------------------
                                        Stockholder's Signature

                                        Please sign  exactly as name  appears on
                                        this  proxy.  If  signing  for  estates,
                                        trusts,   or   corporations,   title  or
                                        capacity should be stated. If shares are held jointly, each holder should sign.


                       PLEASE MARK, DATE, SIGN AND RETURN


                                       2.